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                                 EXHIBIT 10.13


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                         [LETTERHEAD OF CYTOMEDIX, INC.]

                                December 26, 2000


Quasar Investments, LLC
c/o Jim D. Swink Jr.
10 Levant Drive
Little Rock, AR  72212

         Re:  REGISTRATION RIGHTS

Dear Jim:

     This letter will confirm Cytomedix, Inc.'s agreement that, of the Five Hundred Thousand Shares of Cytomedix common stock represented by stock certificate A01574 dated October 17, 2000, it will grant Quasar Investments, LLC, and any subsequent holders of the following described shares, registration rights with respect to Three Hundred Thousand (300,000) of said shares, on terms and conditions that are no less favorable than the registration rights that have been or may be granted to any other holder of Cytomedix common stock or securities convertible into Cytomedix common stock at anytime through December 31, 2000.

                                        Sincerely,

                                        /s/ David C. Demarest

                                        David C. Demarest
                                        Vice President, General Counsel
                                        and Secretary